UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2007

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into A Material Definitive Agreement.

On May 9, 2006, Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), completed its acquisition from Mr. Stanley C. Gale and SCG Holding Corp., a corporation owned and controlled by Mr. Gale (collectively, the “Gale Sellers”) of all of the Gale Sellers’ ownership interests in The Gale Company and certain of its related businesses, which engage in construction, property management, facilities management, and leasing services (collectively, the “Gale Company”) for aggregate consideration of up to approximately $40 million, as follows:

1.                                       224,719 common units of limited partnership interest of the Operating Partnership (the “Common Units”) valued at $44.50 per Common Unit;

2.                                       Approximately $12 million in cash; and

3.                                       Earn-out provisions (the “Earn-out”) based upon the achievement of certain gross income and net operating income targets for the three years following the closing date pursuant to which up to an additional $18 million in cash may be paid by the Operating Partnership to the Gale Sellers.

On May 23, 2007, the Operating Partnership and the Gale Sellers entered into an amendment (the “Amendment”) to the original Membership Interest Purchase and Contribution Agreement by and between the Operating Partnership and the Gale Sellers dated as of March 7, 2006 (the “Contribution Agreement”).  The Amendment eliminates the Earn-out and substitutes an aggregate of $14 million in payments from the Operating Partnership to the Gale Sellers consisting of the following:

1.                                       $8 million on May 31, 2007;

2.                                       $3 million on May 9, 2008; and

3.                                       $3 million on May 9, 2009.

The $8 million payment on May 31, 2007 will be reduced by approximately $1.76 million reflecting a working capital adjustment in favor of the Operating Partnership from the Gale Sellers pursuant to Section 2.06 of the Contribution Agreement.

A copy of the Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 23, 2007, Robert F. Weinberg resigned from the Board of Directors (the “Board of Directors”) of the General Partner and became a member of its Advisory Board. Upon Mr. Weinberg’s resignation, the Board of Directors appointed Martin S. Berger to fill the vacancy of Mr. Weinberg’s unexpired term as a Class II director, which term shall expire on the earlier to occur of the 2009 annual meeting of stockholders or Mr. Berger’s resignation or removal.  Mr. Berger will not serve on any committees of the Board of Directors.

Mr. Weinberg was elected to the Board of Directors at the General Partner’s annual meeting of stockholders on May 24, 2006 and has resigned from the Board of Directors pursuant to an agreement with Mr. Berger to rotate the board seat between Mr. Berger and Mr. Weinberg annually, subject to qualification and appointment by the Board of Directors.  While the General Partner is not a party to such agreement, and neither Mr. Weinberg nor Mr. Berger have a contractual right to a seat on the Board of Directors, the General Partner has traditionally recognized their agreement to share the board seat.

Mr. Berger had direct or indirect interests in certain transactions involving the General Partner or its affiliates in the last fiscal year as follows:

1.                                       The General Partner has conducted business with certain entities (“RMC Entity” or “RMC Entities”), whose principals include Mr. Berger. Such business was as follows:

a.                                       The General Partner provides management, leasing and construction-related services to properties in which RMC Entities have an ownership interest, including an RMC Entity which has an approximately sixteen (16) percent ownership interest in a property managed by the General Partner. The General Partner recognized approximately $2 million in revenue from all RMC Entities for the year ended December 31, 2006 and had $131,000 accounts receivable due from RMC Entities as of December 31, 2006.

b.                                      An RMC Entity leases space at one of the General Partner’s office properties for approximately 3,330 square feet, which, after a three-year renewal and expansion signed with the General Partner in 2005, now has been expanded to 4,860 square feet which is scheduled to expire in October 2008. The General Partner recognized $119,000 in revenue under this lease for the year ended December 31, 2006, and had no accounts receivable due from this RMC Entity as of December 31, 2006.

2.                                       Mr. Berger holds a 24 percent interest and acts as chairman and chief executive officer of City & Suburban Federal Savings Bank and/or one of its affiliates, which leases a total of 15,879 square feet of space at two of the General Partner’s office properties, comprised of 3,037 square feet scheduled to expire in June 2008 and 12,842 square feet scheduled to expire in April 2013. As of February 13, 2004, City & Suburban assigned its lease with respect to 3,037 square feet of office space to an unaffiliated third party and has no continuing obligations under such lease. The General Partner recognized $404,000 in revenue under these leases for the year ended December 31, 2006, and had no accounts receivable from the bank as of December 31, 2006.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1

Amendment No. 8 to Membership Interest Purchase and Contribution Agreement dated as of May 23, 2007 by and among MR. Stanley C. Gale, SCG Holding Corp., Mack-Cali Acquisition Corp. and Mack-Cali Realty, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: May 30, 2007	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel and
Secretary

MACK-CALI REALTY, L.P.

		By:	Mack-Cali Realty Corporation,
its general partner

Dated: May 30, 2007	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 8 to Membership Interest Purchase and Contribution Agreement dated as of May 23, 2007 by and among MR. Stanley C. Gale, SCG Holding Corp., Mack-Cali Acquisition Corp. and Mack-Cali Realty, L.P.